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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 18, 2001


                              GLACIER BANCORP, INC.

             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                  000-18911                     81-0519541
               ---------------             --------------------
          (Commission File Number)    IRS Employer Identification No.


                                 49 Commons Loop
                               Kalispell, MT 59901
               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code: 406-756-4234


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ITEM 5 - OTHER EVENTS

        On January 18, 2001, Glacier Bancorp, Inc. Kalispell, Montana (the "Company") issued a press release setting forth the Company's anticipated total earnings for the quarter and fiscal year ended December 31, 2000. A copy of the press release is attached to this report as Exhibit 99.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial statements - not applicable.

         (b)   Pro forma financial information - not applicable.

         (c)   Exhibits:

               (99)  Press Release issued by the Company dated January 18, 2001.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  January 18, 2001


                                         GLACIER BANCORP, INC.



                                         By:    /s/  James H. Strosahl
                                                --------------------------------
                                                James H. Strosahl
                                                Executive Vice President and CFO




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